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                                  EXHIBIT 99.3

                                     ANNEX A

                                  CERTIFICATION
                   Pursuant to 18 United States Code (S) 1350

     The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2002 of Acterna Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Ned C. Lautenbach
                                            ---------------------
                                            Ned C. Lautenbach
                                            Chairman and Chief Executive Officer
                                            Date: February 14, 2003